EXHIBIT 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Stephanie J. Disher, Chief Executive Officer of Atmus Filtration Technologies Inc. (“Atmus”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, Atmus’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, Atmus’ financial condition and results of operations.

/s/ STEPHANIE J. DISHER
Stephanie J. Disher
Chief Executive Officer and President
November 7, 2025

I, Jack M. Kienzler, Chief Financial Officer of Atmus Filtration Technologies Inc. (“Atmus”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, Atmus’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, Atmus’ financial condition and results of operations.

/s/ JACK M. KIENZLER
Jack M. Kienzler
Senior Vice President, Chief Financial Officer and Chief Accounting Officer
November 7, 2025

A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Atmus Filtration Technologies Inc. and will be retained by Atmus Filtration Technologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.